Exhibit 99.1

December 14, 2009 Neil Russell Vice President, Investor Relations

2 Forward-Looking Statements Certain statements made herein are forward-looking statements under the Private Securities Litigation Reform Act of 1995. They include statements regarding: the expected cost, timing and benefits of the Business Transformation Project, including the company's ability to improve productivity, efficiency and customer satisfaction; continued competitive advantages and positive results from current business initiatives; the company's ability to achieve growth in sales, market share and earnings, as well as above-market returns on invested capital; expectations regarding growth in the industry; volume, sales, expense and operating income trends; expectations regarding operating income and sales for our business segments; the ability to reduce operating expenses; targeted future cash flow and its uses; the company's future objectives for earnings per share; the future strength of the company's balance sheet and its ability to incur additional debt; projections or targets regarding capital expenditures; anticipated dividend payments and share repurchases; and the company's ability to expand its business and enhance its capabilities through acquisitions and other means. These statements involve risks and uncertainties and are based on management's current expectations and estimates; actual results may differ materially. Those risks and uncertainties that could impact these statements include: management's allocation of capital and the timing of capital purchases including purchases related to the Business Transformation Project, facilities, fleet and equipment; risks related to the Company's implementation of its Business Transformation Project, including the risk that the project may not be successfully implemented, may not be implemented on schedule or may not prove cost effective; risks that pertain to Sysco's business, including the risks relating to the foodservice distribution industry's relatively low profit margins and sensitivity to general economic conditions, including the current economic environment and consumer spending; anticipated fuel expense; Sysco's leverage and debt risks; the successful completion of acquisitions and integration of acquired companies as well as the risk that acquisitions could negatively impact the Company's stock price, operating results or debt ratio or significantly increase the Company's liquidity requirements; the risk of interruption of supplies due to lack of long-term contracts, severe weather, work stoppages or otherwise; construction schedules; competitive conditions; labor issues; and internal factors such as the ability to increase efficiencies, control expenses and successfully executive growth strategies. Earnings are also impacted by COLI, pension expense, and option expensing, which is based on certain assumptions regarding the number and fair value of options granted, resulting tax benefits and shares outstanding. Capital expenditures may vary from those projected based on changes in business plans and other factors, including the timing and successful completion of acquisitions, construction and implementation schedules and the possibility that other cash requirements could result in delays or cancellations of capital spending. Caution should be taken not to place undue reliance on Sysco's forward-looking statements, particularly those statements that relate to periods beyond fiscal 2010, which statements represent Sysco's views only as of December 14, 2009, and which Sysco has no current intentions to update. For a discussion of additional factors impacting Sysco's business, see the Company's Annual Report on Form 10-K for the year ended June 27, 2009 as filed with the Securities and Exchange Commission.

December 14, 2009 Bill DeLaney Chief Executive Officer

2 Sysco Overview A Brief Look Back- First Four Decades as a Public Company Update - Current Business Environment and Outlook Moving Forward Agenda

3 The global leader in foodservice distribution Forty year history of consistent success FY 2009 sales of $37 billion Serve $200+ billion foodservice and hospitality market Commitment to operational excellence Sysco's Leadership Position

Leadership Position (Continued) 4 Broad reach - 400,000 customers Depth of product selection - over 400,000 products, including approximately 40,000 Sysco Brand products 47,000 talented and committed employees Deliver over 1.2 billion cases of food and related products every year Only major publicly traded foodservice distribution company in the US

5 10% (CHART) 11% Customer Type Sysco has a diversified customer mix FY09 Sales By Customer Type

6 18% 18% 14% 11% 10% 8% 8% 5% 3% 3% Products Sysco has a diversified product mix (CHART) 2% <1% - Medical Canned & Dry Products Frozen Fruits, Vegetables, and Bakery Dairy Poultry Fresh Produce Paper & Disposables Janitorial Beverage Seafood 2% Equipment Fresh & Frozen Meats 19% FY09 Sales By Product Type

7 Sysco's Competitive Landscape ($200+ Billion Primary Market) Sysco 17% US Foodservice 9% PFG: 5% Remaining Top 50 13% Other 56% Market Overview Source: 2008 ID Access Report

8 Competitive Advantages Approximately 8,000 Marketing Associates 50,000 Comprehensive Business Reviews Annually Premier Customer Service 98% service rate Differentiated Brand Supply Chain Initiatives XY Routing Warehouse Systems RDC's Transportation Management Continuous Investment in the Business Substantial Operating Cash Flow Strong Balance Sheet

9 Sysco Overview A Brief Look Back- First Four Decades as a Public Company Update - Current Business Environment and Outlook Moving Forward Agenda

Sysco History - 1970's Foodservice industry - early years Completed 30 acquisitions FY79 industry size = $49B FY79 SYY sales of $1B FY79 operating income = $31M FY79 net income = $16M 10 Sysco market share 2%

Sysco History - 1980's Completed 47 acquisitions Acquisition of CFS Continental filled out U.S. geographical presence FY89 industry size = $87B FY89 SYY sales of $7B FY89 SYY operating income = $229M FY89 SYY net income = $108M 11 Sysco market share 8%

Sysco History - 1990's Completed 22 acquisitions First specialty meat company acquired FY99 industry sales = $140B FY99 SYY sales of $17B FY99 SYY operating income = $668M FY99 SYY net income = $362M 12 Sysco market share 12%

Sysco History - 2000's Completed 54 acquisitions to date FreshPoint in 2000 establishes specialty produce company SERCA in 2002 and Pallas Foods in 2009 establishes international presence FY09 industry sales = $215B FY09 SYY sales of $37B FY09 SYY operating income = $1.9B FY09 SYY net income = $1.1B 13 Sysco market share 17%

14 10 Year CAGR - Sysco vs. Total Industry (1) Note: (1) Foodservice industry sales were converted to a Sysco fiscal year basis by taking the average of current and prior calendar years. Sources: Technomic, Sysco internal reporting (CHART) Sysco's Growth Has Outpaced the Industry

Sysco Overview A Brief Look Back - First Four Decades as a Public Company Update - Current Business Environment and Outlook Moving Forward 15 Agenda

16 Current Business Environment & Outlook October 2008 - September 2009 most difficult period in industry history Volume trends appear to be stabilizing Still down versus two years ago Deflation remains an issue - currently 3% - 4% Cautious optimism looking forward Pace and extent of recovery not clear for our industry Likely to be uneven Expect industry to gradually return to nominal growth - albeit modest - over time

Sysco Overview A Brief Look Back- First Four Decades as a Public Company Update - Current Business Environment and Outlook Moving Forward 17 Agenda

18 Moving Forward Sysco remains committed to enhancing economic value Improve daily execution by leveraging existing competitive advantages Optimize core business by transforming key business processes Explore and assess opportunities to expand core business and enhance capabilities Adjacent businesses New markets (e.g. international)

19 Optimizing Our Core Business Balance market share growth and profitability Leverage our scale advantages while remaining highly responsive to customer needs More effectively integrate enterprise-wide capabilities Utilize technology to facilitate business transformation Invest in value added capabilities Consolidate redundant processes Reduce complexity

20 Focus on Core Business Enhance existing customer relationships Retention of current accounts Account penetration Grow number of customers Grow by acquisitions Improve productivity in all aspects of the business Sysco's Primary Market =$200+ Billion Illustration (CHART) Existing Customers $37 B Sysco FY09 Sales Potential Opportunities Opportunities to Grow Share of Wallet Substantial opportunities in the current market

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Ken Spitler Vice Chairman, President, & COO December 14, 2009

Who We Were... Founded by John Baugh in 1969, SYSCO - a Systems and Services Company - became a public company on March 3, 1970 A company founded on strong values, ethics, and the overall goal of helping our customers succeed By the late 70s, Sysco Employed 1,100 sales representatives out of a 5,200- person staff; Served approximately 90,000 customers; Delivered frozen foods, canned goods, dry groceries, and related nonfood items to customers in 41 states states states states states states states states states states states states states states states states states states states states 2

Early Years Approximately 2,000 items Pricing remained relatively stable Not as many customers; not as many competitors All of an MA's work was done by hand Product lines quickly grew to include limited produce, a few cleaning supplies and paper supplies and paper supplies and paper supplies and paper supplies and paper supplies and paper supplies and paper supplies and paper supplies and paper 3

4 A History of Growth and Innovation Jan. 1981 - Listing on the NYSE 1984 - SYGMA was created 1986 - Introduced line of disposable ware 1988 - Acquired CFS Continental to more effectively serve the contiguous US 1994 - ARAMARK awarded Sysco significant additional business March 2002 - acquisition of SERCA brings Canadian presence 2004 - Business Reviews introduced; Front Royal RDC opened 2009 - Acquisition of Pallas Foods Completed 20+ acquisitions 1970-1979: Completed 30 acquisitions 1980-1989: Completed 47 acquisitions 1990-1999: Completed 22 acquisitions 2000-Present: Completed 54 acquisitions 1983 - Acquired Nobel From a group of entrepreneurs starting an industry to $1 billion in annualized earnings - Sysco delivers March 1970 - First initial public stock offering 1980 - Created Sysco Brand 2000 - Acquired FreshPoint 2008 - 2nd RDC opened

5 5 Of the two-thirds sales that are restaurants, approximately 50% are independent restaurants and 50% are chain restaurants On average, Sysco has 35% - 40% of its best independent customers' share of wallet SYGMA serves only chain customers Broadline, our core business, serves multiple customer types Business Segments Sysco serves a broad mix of customers and products

Who We Are Today... Over 400,000 products, including approximately 40,000 Sysco Brand products 186 distribution facilities serving approximately 400,000 customers Leading foodservice provider in North America Deliver over 1.2 billion cases of food and related products every year 6

Operational Excellence

8 (CHART) 20-year CAGR 9% Strong Sales Growth

Operating Income Operating Income 9 20-year CAGR 11%

Cases Per Error 10 Cases Cases Per Error1 Note: (1) One error per number of cases shipped. For example, in FY01, Sysco experienced one error for every 381 cases shipped, but reduced that rate to one error for every 1,359 cases shipped in FY09. Cases Per Error has improved 257% since FY01

Warehouse Cases Per Manhour 11 Warehouse Cases Per Manhour has improved 53% since FY00 Note: Data for Sysco US Broadline companies

Cases Per Trip 12 Improvements drive real savings Cases Per Trip has improved 22% since FY00 Note: Data for Sysco US Broadline companies

Case Per Trip Improvement 13 For example, if 50,000 cases are delivered each day at a typical US Broadline company FY2009: 711 cases per trip = 70 trucks FY2000: 585 cases per trip = 85 trucks Approximately 15 less trucks on the road each day at 72 US Broadline facilities Results in 1,080 fewer routes driven each day

Inventory Shrink 14 $42 million in savings in FY091 Improvement over time Note: Shrink percentages shown reflect U.S. Broadline only. (1) Savings based on comparison of actual shrink expense to proforma expense at FY00 levels. Shrink Expense has decreased 57% since FY00

Focus On Safety Yields Benefits 15 Note: Industry rates for 2008 and beyond have not yet been published. (1) Data reflects Sysco's fiscal year (2) Data reflects calendar year (3) Annualized data as of 1st fiscal quarter 2010 (CHART)

Case Volumes Stabilizing 16 Update: Good News Percent Change in Case Volume June 28 - November 28 (CHART) 0%

We're Not Standing Still ... 17 Operations Technology Current initiatives deliver near-term incremental value Continuous improvement is at the core of what we do every day Leverage Sales Growth and Take Market Share Marketing

Marketing Initiatives Create rich web interface to enhance customer experience Serve new segment of customers seeking better purchasing tools 18 Improved Order Management System Implement Sophisticated Pricing Strategy Guidance for marketing associates to optimize pricing by market and customer Leverage Technology to Strengthen Partnerships Web portal creates opportunity to broaden access to ChefEx and Supplies on the Fly partnerships

Improve Existing Operating Processes 19 Standardize and simplify warehouse system settings across all operating companies Utilize discrete engineered labor standards for warehouse activities Complete rollout of activity-based compensation Reduce miles driven through improved route mapping Equipment replacement More fuel-efficient equipment Different equipment providing efficiency savings

Current Technology Initiatives 20 Improve order selection process Update pallet scanning technology Improve productivity, efficiency and customer satisfaction Projects in various stages of implementation, expect completion by the end of FY11 Update Existing Technology Implement New Technology Computerized load mapping on trailers Scanning orders off trailer to customer On-board computers provide operating data, GPS, communications RFID software to manage fuel and maintenance processes

Laying The Foundation For Future Growth Sysco's core principles The value of the Sysco enterprise is more important than any one Operating Company- and therefore must be optimized first Continually improve efficiency and productivity Provide customers the finest quality products at the best price Help our customers succeed Every area of the company is focused on continuous improvement Expect to grow sales faster than the industry Expect to grow earnings faster than sales Current initiatives deliver near-term value Business Transformation changes the game 21

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Larry Pulliam Executive Vice President - Foodservice Operations December 14, 2009

Leveraging Our Capabilities 2 Utilize Broadline capabilities to operate more efficiently Develop processes to help customers succeed Identify opportunities for savings Utilize scale more effectively Provide opportunities for profitable sales growth Contract Sales SYGMA Specialty Companies (Meat, Produce, IFG, Guest Supply)

Contract Sales Growth Opportunities 3 Source: Technomic, Inc.; internal data Note: (1) Sysco's Primary Market includes the United States and Canada. Foodservice Independents include small chains. Note: (1) Sysco's Primary Market includes the United States and Canada. Foodservice Independents include small chains. Note: (1) Sysco's Primary Market includes the United States and Canada. Foodservice Independents include small chains. Sysco's Primary Market1 $200+ Billion U.S. Restaurants $110B Chain 66% Independents 34%

Aggressively Pursuing New Business 4 New Business Targeted Potential Opportunity With Existing Customers Pursuing Profitable Sales Growth

New Tools To Help Customers Succeed Customer Supply Chain Specialty Companies Sourcing 5 Sysco Broadline Companies One face to the customer

Corporate Multi Unit Business Review Process Process Process 6 Meet customers' needs to retain and grow business Supply Chain Sourcing Specialty Companies

SYGMA And Specialty Companies 8 Specialty Meat Companies

9 1 International Food Group 17 Hotel Supply 33 Produce 20 SYGMA 1 Asian 15 Meat 2 RDC Broad Geographic Coverage

Improving Profitability at SYGMA 10 Profitable Sales Growth Operating Efficiencies and Expense Reduction Increase organic growth opportunities Annual business reviews with top customers Increase warehouse productivity Decrease occupancy costs per case/increase energy savings Reduce miles driven Optimize distribution center capacity

Specialty Meat Companies 11 In 1999 Sysco began acquiring the finest "Center of the Plate" specialty meat purveyors across the country Answers high demand from customers for the highest quality portion-cut fresh steaks and chops 1999 2001 2003 2005 2007 2009

Specialty Meat Companies 12

Specialty Meats Initiatives 13 Transition outlying territories and routes to Broadline companies Aligning Sysco Specialty Meat Companies (SSMC) sales reps to manage the Broadline "Center of the Plate" category in remote markets SSMC group collaborating with Sysco Multi-Unit team to accelerate growth of National Accounts segment

Specialty Produce Companies 14 In 2000, Sysco began the specialty produce division by acquiring FreshPoint Since 2000, FreshPoint has acquired and integrated 13 produce distributors Answered certain customers' need for more frequent deliveries of perishable produce products, customized value added programs and "field to plate" food safety 2000 2004 2006 2007 2008 2009 Brother's Produce Incredible Fresh TR Produce Caro & Longo Nashville Tomato 2005

Specialty Produce Companies Specialty Produce Companies 15

FreshPoint Initiatives 16 Leverage Value Added network to support Sysco and SYGMA to obtain Corporate Multi Unit (CMU) business Leverage central procurement and food safety capabilities to grow sales with CMU accounts Review acquisition growth opportunities to increase distribution capabilities Deploy tomato repack production and traceability system in all FreshPoint value added facilities

Guest Supply 17 Profitable Sales Growth Operating Efficiencies Complete efficiency improvement program at all warehouses Reduce inventories through SKU rationalization Continue consolidation of distribution centers Increase sales to management companies Create buying guide to increase account penetration, while lowering selling expense Target growth opportunities in Asia market

International 18 Profitable Sales Growth Operating Efficiencies Sell deeper into existing accounts Expand into new countries and concepts Improve purchasing process to reduce inventory levels Optimize capacity and configuration of existing facilities to accommodate growth Focus on expanded relationships with other Sysco entities IFG Pallas Improve operating efficiencies by applying Sysco processes and standards Excellent customer service Quality management team Market leader in Ireland Approximately $200M annualized sales Opportunity to align with Sysco Brand products

Summary Substantial opportunities exist for contract sales Continue to refine SYGMA model to improve profitability Leveraging our capabilities to grow profitably Integrate Broadline capabilities to improve efficiency Utilize scale more effectively Help our customers succeed 19

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December 14, 2009 Bill Day Senior Vice President Merchandising and Supply Chain Management

Delivering Value To Our Key Stakeholders 2 Merchandising Sourcing Demand Planning & Inventory Management RDC Strategy and Operations Transportation Management Supply Chain Management Merchandising and Supply Chain Organization

Merchandising and Supply Chain Mission Create Competitive Advantage to Support Profitable Sales Growth 3 Strengthen Strategic Supplier Relationships Support Operating Companies Reinvigorate Sysco Brand

Create Value for Key Stakeholders Create Value for Key Stakeholders 4

Strategic Supplier Relationships Strategic Supplier Relationships 5

6 Collaborative Growth Planning Social Media Research (test traffic drivers) NE Flour Expansion Baked Goods Growth Program New efficient replenishment programs launch Continue to leverage current programs to grow earnings and build on RDC success FY 2011 Plans Finalized Quarterly Update Illustration of collaborative roadmap with a significant supplier

Today Tomorrow's Differential Growth OpCo Support Access to Reporting Needs MA Training Corporate Influence OpCo Participation MA Training Supply Chain Collaboration Corporate Category Management National Commercial Event Input Merchandising Funds for Case Generating Events Supply Chain Intimacy OpCo Support Access to Operator Information Reporting for Commercial Events MA Training Top 5 "Incubator" OpCos What the Supplier Needs From Sysco 7

Perform Category Management Perform Category Management 8

New Partnerships Add Value 9 Supplies on the Fly ECOLAB More than 10,000 new accounts Estimated $11 to $12 billion market $260 million in Sysco U.S. Broadline sales

History of Sysco Brand 10 John Baugh, Sysco Founder, created the Sysco Brand in 1980 First true foodservice distributor brand In conjunction with the Sysco Brand, formed Sysco's Quality Assurance Program - setting quality standards in the industry The Sysco Brand portfolio expanded over the years to include products targeted at specific segments and applications

Redefine Sysco Brand Strategy 11 Historically, Sysco Brand experienced rapid growth and was very successful In recent years, we lost focus on the Brand, but have recently established a strategy to reinvigorate the Brand, including: Simplifying and standardizing the Brand for Marketing Associates and our customers; Rationalizing underperforming brands and products, targeting elimination of more than 10 brands and hundreds of SKUs; Updating training and communication aimed at our Marketing Associates - with emphasis on Quality Assurance Programs; Redefining and updating our core brands; Evaluating and strengthening our current product offerings. This renewed focus on the Brand has been well received by our Operating Companies, our Marketing Associates and our suppliers

Sysco Brand Adds Significant Value 12 12

RELIANCE - Good value for the price, more consistent than other economy labels and provides a lower cost option for all types of food service operations. Brand Positions Have Been Refined Economy Labels CLASSIC - Good or better quality than national and leading distributor brands; providing more value for the price. Extensive selection found in all product categories. IMPERIAL- Quality ingredients sourced from around the world offer premium performance and exceptional value. Products are carefully crafted to Sysco's exacting specifications. National Brands Premium Brands SUPREME - The absolute finest products available in the food service industry. Products have unique formulations with superior ingredients. Super-Premium Brands SUPERIOR BEST BETTER GOOD REVISED POSITION COMPETITIVE POINT OF REFERENCES 13

Quality Assurance Program Quality Assurance Program 14

Sysco's National Supply Chain Map 15 Sysco Operates 186 Distribution Locations 47,000 Employees Serving 400,000 Customers

When Our Customers Win, We Win Sysco is moving from a fragmented state, to an end-to-end vision By transforming its supply chain, Sysco is building an infrastructure of systems, facilities, people and processes that lower costs, that are reliable, safe, resilient, agile and green Demand management and forecasting is the foundation and drives our supply chain. It's through the aggregation of demand that we are able to design and create an optimized supply chain Sysco invested in redistribution in the supply chain to create efficiencies, growth, and to benefit all members of the chain This transformation is the catalyst for a higher level of supplier and customer collaboration By collaborating across the entire supply chain and the organization, Sysco was able to reinvent the supply chain and pave the way for continued future success 16

RDC Network 17 OpCo RDC *Projected Cross Docking DALLAS/FORT WORTH, TX AREA* ATLANTA, GA* FRONT ROYAL, VA ALACHUA, FL SALT LAKE CITY, UT* HAMLET, IN

RDC Service Levels - Northeast Northeast Network Customer Service Levels (Cases) RDC Items vs. Supplier Direct 18 (CHART)

19 South Network Customer Service Level (Cases) RDC Items vs. Supplier Direct RDC Service Levels - South (CHART)

Transportation Key Metrics 20 U.S. Broadline U.S. Broadline (CHART)

Transportation Management 21 21 Fuel Savings achieved through utilization of alternative modes In millions 1 Note: (1) Reflects savings compared to shipment using truck transportation only Intermodal refers to the combination of rail and truck shipping methods. FY 2009 Fuel Savings

RDC Capabilities and Benefits 22 22

Inside the RDC Inside the RDC 23

Inside the RDC Inside the RDC 24

Inside the RDC Inside the RDC 25

Recap Forming strategic relationships with our suppliers through sales planning and supply chain collaboration Re-focusing, simplifying and re-building Sysco Brand Supporting our Operating Companies with training, promotions, supplier sales coordination, product and customer support Building a world-class supply chain infrastructure of systems, facilities, transportation management, demand planning, inventory management and people 26 Our mission in Merchandising and Supply Chain is to create competitive advantage for our Operating Companies by:

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Jim Hope Executive Vice President - Business Transformation December 14, 2009

Business Transformation 2 Sales & Marketing Improve sales force productivity Enhance customer experience Reduce cost to serve Shared Services Centralize task- based work Support sales force Data Management Develop enterprise-wide view Leverage data to make better decisions Improve Execution Reduce Complexity Increase Transparency Grow sales, reduce operating costs and make better decisions

This Is More Than Just An IT Project SAP is the foundation Innovative Processes Vision Transformation Develop a foundation that is bold and transformational Capture the most benefits with the least complexity Generate significant ROI Create value for shareholders, employees and customers Key Project Themes 3

Guiding Principles Create strategic competitive advantage Optimize the core business by reducing complexity, redundancy and inefficiency of business processes and supporting technologies Operate as a seamless single collaborative entity Redefine the customer experience to further differentiate our products and services Implement processes and technology to enable future business growth 4

The Roadmap Vision and Detailed Requirements Preliminary Design Detailed Design Business Blueprinting Realization Preparation Go-Live and Support February - March 2009 April - June 2009 June - September 2009 Dec. 2008 - Early 2009 3-4 years Build Integrate and Test Final Prep/ Cut-Over We Are Here 5

Deployment Approach One Broadline operating company deployed in early 2011 A five month stabilization period follows Thereafter, deploy waves of multiple operating companies through 2013 Broadline companies will be deployed first RDCs, SYGMA and Canada will be deployed last 6

7 7 Sales Force Productivity Current Daily MA Activities Administration 40% Sales 25% Travel 25% Consultation 10%

Significantly Enhance the Customer Experience Sysco will have a comprehensive customer interaction approach influenced by customer satisfaction and customer profitability Self-Service Customer Service Representatives Inside Sales New Market Manager Customer Resource Manager Business Specialist Customer Experience Marketing Associates generally focus on either new customers or penetration opportunities Improved web site will be a "Site that Sells" and provides online customer solutions Multiple interaction points provide a flexible system of "Right Touch" options Customer Contact Teams, (mix of MAs, Customer Service Representatives, Inside Sales, Specialist, Account Executives) will be created to maximize sales opportunities and the customer experience Customer may experience a "mismatch" of Sysco service to their needs Customers interaction largely limited to Marketing Associates Our sales force has limited and manual means to obtain data, information and resources Order management capabilities are limited Now Future 8

Profitably Manage Customer Segments Enhanced Order Management System CSR Inside Sales New Market Manager Customer Resource Manager Business Specialist Customer Service Models: High Touch Frequent Customer Resource Manager attention Provides most visibility into Customer's spend and buying patterns so that we can better assist customers Provides most customer interaction options Low Med High Medium Touch Leverage centralized sales force to lower the cost to serve Provides 24/7 customer interaction channel Requires limited Marketing Associate focus or time New Market Manager and Customer Resource Manager to drive share of wallet Low Touch Lower cost-to-serve Requires less Customer Resource Manager attention Provides 24/7 customer interaction channel Web chat Guided selling 9 Lowering cost to serve expands new sales opportunities

Current eSysco Web Interface 10 Handles significant sales volume, but updates are necessary to grow sales and enhance customer experience

Future Web Interface 11 Will provide a rich online customer experience

Product Information 12 Detailed information about product nutrition, similar products, recipes and videos

Shared Services Helps Sysco become the easiest to do business with Intended to accelerate integration and time-to-benefit of future acquisitions 13 Includes all major business areas, including sales, finance, procurement, supply chain, maintenance, earnings optimization and human resources Utilizes call center and self service technology that supports shared service functions Designed to deliver cost savings through consolidated service organization and standardized business services Expected to deliver year over year cost savings through continuous improvement focus Consolidates Back Office Functions Drives Efficiencies Provides Platform for Growth Reduces redundancies and lowers costs

Data Management Improves Transparency 14 Make better decisions faster

What We Expect The Future State To Be Suppliers more involved in planning processes Enhanced category management Sysco is easier to do business with 15 Increased opportunities for profitable sales growth Increased productivity and efficiency Better information to make better decisions Consistent, easy access to information A rich, significantly improved customer experience Sysco is easier to do business with Sysco Customers Key Suppliers

16 Significant Opportunities Remain Business Transformation Retain existing customers Grow share of wallet Take market share (CHART) Existing Customers Potential Opportunities $37 B Sysco FY09 Sales Sysco's Primary Market = $200+ billion Illustration Opportunities to Grow Share of Wallet

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Chris Kreidler Executive Vice President, Chief Financial Officer December 14, 2009

Financial Perspective Sysco's History Strong industry growth Sales growth in excess of industry growth Attractive earnings growth Continuous investment in the business Solid balance sheet Strong ROIC 2 Remain committed to continuous improvement Sysco's Future Moderate industry growth Sales growth in excess of industry growth Attractive earnings growth Continuous investment in the business Solid balance sheet Strong ROIC

Sysco's History Financial Perspective

4 (CHART) 20-year CAGR 5% Steady Industry Sales Growth Industry Sales ($ billions)

5 (CHART) 20-year CAGR 9% Strong Sysco Sales Growth Sysco Sales ($ billions) Sysco has outpaced industry growth by ~4 points annually

6 Strong Cash Flow Generation Cash Flow from Operations ($ billions) (CHART) 6 20-Year CAGR 10%

Sustained Earnings Growth Sustained Earnings Growth 7 Sysco has NEVER reported an annual loss in its 40-Year History 20-year CAGR 12% Sysco Net Earnings ($ billions)

Prudent and Disciplined Use of Cash 8 8 (CHART) $ in billions

9 Top Tier Return On Invested Capital Return on Invested Capital (CHART) 9 LTM (1) S&P Average 13% Note: (1) Last twelve months as of 9/30/09

Plenty of Liquidity 10 Operating cash flow of $1.6 billion in FY2009 Corporate issuer rating of AA- Highest ratings for short-term debt Standard & Poor's = A1+, Moody's = P-1 Strong credit ratings Sysco has substantial liquidity and a strong balance sheet Zero debt maturities in FY10-11 and only $650 million over the next five years Bond Rating Outlook S&P A+ Stable Moody's A1 Stable $2.5 - 3.0 billion of additional debt capacity at end FY09 while maintaining investment grade rating

11 (CHART) (CHART) $2.5 B $1.1 B $1.4 B Debt Maturity by Year (Face Value, $Millions) Solid Capital Structure

Sysco's Future Financial Perspective

13 Indexed Sales Growth 5-Year CAGRs Sysco Has Consistently Grown Faster Than The Industry Industry growth is moderating (CHART)

Focus On Increasing Market Share 14 Sysco 2009 Sales Illustration (CHART) Existing Customers Potential Opportunities $37 B Sysco FY09 Sales Sysco's Primary Market = $200+ Billion Opportunities to Grow Share of Wallet New growth opportunities driven by business transformation

Business Transformation Provides New Opportunities Opportunities Opportunities 15 Provides Path To Improved Profitability Increase Sales Reduce Operating Costs Make Better Decisions

Business Transformation Requires Multi- Year Investment 16 (CHART) Total cash expenditures estimated to be $900 million, including $750-$800 million in incremental spend Estimated Total Cash Expenditures ($ millions)

Business Transformation Yields Significant Long-Term Benefits 17 2010 2011 2012 2013 2014 2015 Incremental EPS Impact ($0.05) ($0.09) ($0.17) $0.00 $0.23 $0.34 Cumulative EPS Impact ($0.07) ($0.15) ($0.33) ($0.33) ($0.10) $0.24 EPS Impact YOY ($0.04) ($0.04) ($0.09) $0.17 $0.23 $0.11 Projected Incremental Impact of Business Transformation Project Costs will exceed benefits in early phase of implementation Period of Investment Estimated earnings impact reflects cost savings only. Additional anticipated benefits include: Higher customer retention Ability to serve new customer segments profitably Reduced inventory Reduced supplier receivables

Sysco Expects to Generate Significant Cash 18 18

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December 14, 2009 Bill DeLaney Chief Executive Officer

Enhancing Economic Value 2 Return On Invested Capital

3 Enhancing Economic Value Opportunities Capabilities Expectations

4 Opportunities Sysco's primary market exceeds $200 billion Sysco market share is approximately 17% Well positioned for profitable sales growth - now and in the future Leverage existing competitive advantages Optimize core business model Identify core expansion opportunities

5 Capabilities 40 year history of consistent success Committed to operational excellence Dominant market leadership position Talented and committed employees Differentiated brand Sound technology platform Substantial operating cash flow

No major strategic acquisitions or divestiture activity assumed in the base case scenario Business transformation project will be dilutive to earnings through FY 2012, neutral in FY 2013, and accretive thereafter Average annual nominal industry growth of 2% - 3% Short-term outlook is cautious - extent and pace of industry recovery is difficult to predict Long-term outlook is for modest industry growth Base Case Scenario: FY2010 - FY2015 6 Assumptions

Assumptions Used In Establishing Objectives 7 7

8 Annual Food Away From Home Inflation Inflation Inflation Food Away From Home (1) Historical Inflation Rates Note: (1) Food away from home consumer price index includes corporate cafeterias, healthcare institutions, educational institutions, and restaurants. Source: U.S. Bureau of Labor Statistics 2.9 2.4 5.1 7.4 9.1 5.4 4.0 2.0 2.5 2.5 3.4 3.5 2.7 6.1 12.7 11.1 9.9 4.6 4.7 2.8 3.0 4.4 Median inflation rates since 2000 have ranged from 2.5% to 3.4% Inflation Range = Minimum Inflation Rate to Maximum Inflation Rate Median Inflation Rate

9 Indexed Industry Sales Growth 5-Year CAGR1 Industry Growth Has Averaged ~4% Over Last Decade Industry growth is moderating (CHART) Note: (1) Indexed sales growth. Foodservice industry sales were converted to a Sysco fiscal year by taking an average of current and prior calendar years. Source: Technomic

Assumptions Used In Establishing Objectives 10 10

11 Sysco Has Consistently Found A Way To Gain Industry Share (CHART)

Assumptions Used In Establishing Objectives 12 12

13 Expectations: FY2010 - FY2015 Average annual nominal industry growth of 2% - 3% Short-term outlook is cautious - extent and pace of industry recovery is difficult to predict Long-term outlook is for modest industry growth Business transformation project will be dilutive to earnings through FY 2012, neutral in FY 2013, and accretive thereafter No major strategic acquisitions or divestiture activity assumed in the base case scenario Assumptions Sysco Objectives Grow sales 2 - 3 points faster than industry growth Expand operating margins by at least 1 point Leverage existing competitive advantages Successful implementation of business transformation Return on invested capital approaches 20% Reinvest cash flow in responsible and disciplined manner Targeted FY11-FY15 operating cash flow of $8- $10 billion Capital Expenditures Acquisitions Dividend Share Repurchase

14 Base Case Scenario (CHART) Consensus range = $1.77-$1.95 FY10 EPS Consensus(1) Sales Dollar Growth Expanded Operating Margins - Steady State Expanded Operating Margins - Business Transformation FY15 EPS Objective Source: (1)Thomson First Call as of December 7, 2009 Note: Based on assumptions in Sysco's December 2009 Investor Day presentation

15 Closing Thoughts Today's challenging business environment creates opportunities for Sysco We intend to capitalize on those opportunities We have established clear objectives for achieving profitable sales growth for the next five years We are committed to obtaining those objectives

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Sysco Participants 1 Bill Day Senior Vice President, Merchandising and Supply Chain Mr. Day began his Sysco career in 1983 as a staff accountant at Sysco Memphis. In 1991, he led the deployment of the company's current operating system, Sysco Uniform Systems. He was promoted to assistant controller of the corporation and became a corporate officer in 1999. He started the RDC project in 2000 and was promoted to vice president, supply chain management in 2003. In 2007, Mr. Day was promoted to senior vice president, supply chain management and took on the additional responsibilities of the company's merchandising activities in 2009. Twila Day Senior Vice President, Chief Information Officer Mrs. Day began her Sysco career in 1992 as a senior programmer analyst in the company's information technology department, progressing through a wide range of management positions before being promoted to assistant vice president, technology and applications in 2000. She became vice president, information technology in July 2005, and was promoted to her current role in 2009. Bill DeLaney Chief Executive Officer Mr. DeLaney began his Sysco career in 1987 as assistant treasurer at the company's corporate headquarters. He was promoted to treasurer in 1991, and in 1993 he was named a vice president of the company, continuing in those responsibilities until 1994. He rejoined the company at Sysco Syracuse in 1996 as chief financial officer, progressing to senior vice president in 1998, and to executive vice president in 2002. In 2004, Mr. DeLaney was appointed president and chief executive officer of Sysco Charlotte. He returned to the corporate headquarters in 2007 and was promoted to executive vice president and CFO later that year. In March 2009, Mr. DeLaney was promoted to chief executive officer.

Sysco Participants 2 Kirk Drummond Senior Vice President, Finance and Treasurer Mr. Drummond began his Sysco career in 1986 as controller of Sysco Grand Rapids. In 1989 he transferred to Sysco Atlanta as chief financial officer and controller, a position he held until 1992 when he assumed the added duties of vice president of finance. Mr. Drummond relocated to Sysco's corporate headquarters in Houston in 1997 when he was appointed vice president and controller. He was named vice president and chief information officer in 2000, and in January of 2005 he became senior vice president and chief information officer. He was promoted to his current position in December 2005. Mitch Elmer Senior Vice President, Controller and Chief Accounting Officer Mr. Elmer began his Sysco career in 1989 as a staff auditor. In 1991 he transferred to Sysco's Virginia subsidiary and the following year was named vice president of finance and administration. Mr. Elmer was appointed vice president of finance at Sysco Louisville in 1995, progressed to senior vice president of marketing, merchandising and finance at that company in 1997, and the following year he transferred to Sysco Denver as vice president of finance. In 2000 he returned to Sysco's corporate office to serve as vice president and controller, and in 2005 took on the additional responsibilities of chief accounting officer. Manny Fernandez Chairman of the Board Mr. Fernandez has served as a director of Sysco since November 2006. He is the former chairman, president, and chief executive officer of Gartner Incorporated. Previously, he was president and chief executive officer at Dataquest, Incorporated, Gavilan Computer Corporation, and Zilog Incorporated. Mr. Fernandez also serves on the board of directors of Brunswick Corporation, Flowers Foods, Inc., and The Black & Decker Corporation. He became Sysco's non-executive chairman in March 2009.

Sysco Participants 3 Kathy Gish Vice President, Assistant Treasurer Mrs. Gish began her Sysco career in 1998 as senior director, treasury. In 2000 she was appointed to assistant treasurer. In 2005, she was named vice president and assistant treasurer with responsibilities for Sysco's global treasury operations including cash management, banking, finance, risk management and stock based plans. She held various financial management positions for 19 years prior to joining Sysco, including assistant treasurer at Sterling Chemicals, treasury manager at CRSS, Inc. and Weatherford International, and cash manager at Geosource, Inc. Mike Green Executive Vice President, Northeast and North Central U.S. Foodservice Operations Mr. Green began his foodservice career in 1981, serving 10 years in various sales and management positions before joining Sysco Chicago as a member of the management development program in 1991. He progressed to vice president of marketing that same year, vice president of marketing and merchandising in 1992, and in the fall of 1992 was named executive vice president of the Chicago operation. He was moved to Sysco Detroit in 1994 as president and CEO. Mr. Green was promoted to senior vice president operations, midwest region in 2004 and stepped up to his current position in 2008. Jim Hope Executive Vice President, Business Transformation Mr. Hope began his Sysco career in 1987 as a financial analyst at the corporate headquarters in Houston and advanced through a variety of management positions before moving to Sysco Kansas City in 1993 as chief financial officer. In 2000 he was promoted to president and chief executive officer of that company. He returned to Houston in 2005 to serve as a group president for Sysco's strategic development initiative where he focused on customer needs. In 2007, he was promoted to senior vice president, sales and marketing, and in 2008 he assumed leadership of Sysco's business transformation. He was promoted to his current position in November 2009.

Sysco Participants 4 Chris Kreidler Executive Vice President, Chief Financial Officer Mr. Kreidler joined Sysco in October 2009 after serving as executive vice president and CFO at C&S Wholesale Grocers. Prior to joining C&S, he was a senior finance executive at Yum! Brands, Inc. He joined the company's predecessor, PepsiCo, in 1996 and progressed through increasingly responsible finance roles, culminating in his position as senior vice president, corporate strategy and treasurer, in which he had global responsibility for strategy, treasury, M&A, and risk management. Phil Lahm President and Chief Operating Office, Sysco Metro New York Mr. Lahm began his Sysco career in 1981 as a beverage specialist at Sysco Albany and progressed through a wide range of sales management positions. In 1995, he joined Sysco Metro New York as vice president of territory sales, became senior vice president of territory sales and operations in 1998 and the following year advanced to senior vice president of territory sales and human resources. He was appointed executive vice president in 2001 and was promoted to his current position in 2005. Mike Nichols Senior Vice President, Administration and General Counsel Mr. Nichols began his Sysco career in 1981 as general counsel at the company's corporate office in Houston, a position he held through 1988. In 1991, he rejoined Sysco as vice president, management development and human resources. He was promoted to vice president, general counsel and corporate secretary in 1998 and became senior vice president in 2007. Mr. Nichols assumed additional responsibilities including human resources, diversity, benefits, safety, and labor and employee relations in 2009.

Sysco Participants 5 Mark Palmer Vice President, Corporate Communications and Organization Effectiveness Mr. Palmer joined Sysco in 2006 after serving as managing director and corporate communications practice group leader at Public Strategies, Inc. He began his communications career in 1982, producing news and sports shows for Learfield Communications, located in Jefferson City, Missouri. He has also held senior communications positions at Fina, Inc. and Enron Corporation. Larry Pulliam Executive Vice President, Foodservice Operations Mr. Pulliam began his Sysco career in 1975 with a predecessor company in Fort Worth, Texas. After joining Sysco's corporate office in 1987, he served in various leadership roles in operating companies, returning to Sysco's corporate office in 1997 as vice president and chief information officer. He was promoted to president and chief executive officer of Sysco Food Services of Houston in 2000 and in 2002, Mr. Pulliam returned to Sysco's corporate office as senior vice president of merchandising services. He was promoted to executive vice president, sales and global supply chain in 2006, and in July 2009, was promoted to executive vice president, foodservice operations with responsibility for contract sales and Sysco's specialty companies. Neil Russell Vice President, Investor Relations Mr. Russell joined Sysco in 2007. He began his career in 1995 with America West Airlines, holding various positions in strategic planning and revenue management. After transitioning to Delta in 1998, he served nine years in various roles of increasing responsibility including director, financial analysis and positions within strategic planning and market analysis. He served Delta as director, investor relations prior to joining Sysco.

Sysco Participants 6 Steve Smith Executive Vice President, South and West U.S. Foodservice Operations Mr. Smith began his Sysco career in 1980 as manager of multi-unit accounts at the company's Jackson, Mississippi operation. He transferred in 1981 as vice president to a Sysco division in El Paso. He was promoted to president and CEO of Sysco's Atlanta subsidiary in 1983, then transferred to the company's Arkansas operation in 1987 to serve in the same capacity. In 1995 he was appointed president and CEO of Sysco Central Florida. In 2002, Mr. Smith was named senior vice president of operations, southeast region and in 2008 was promoted to his current position. Scott Sonnemaker Senior Vice President, Foodservice Operations, South and West Regions Mr. Sonnemaker began his Sysco career in 1996 as director, disposables merchandising, in Sysco's Baugh Supply Chain Cooperative. In 1998, he was promoted to vice president, merchandising and marketing at Sysco Portland, where he was again promoted to senior vice president, sales, in 1999. In 2000, he was promoted to executive vice president at Sysco Portland and became president and CEO of the operating company in 2001. In 2008, he was promoted to a Sysco corporate officer and became senior vice president, operations for Sysco's west region. In 2009, he assumed responsibilities for Sysco's south region. Ken Spitler Vice Chairman, President and Chief Operating Officer Mr. Spitler joined Sysco in 1986 and has held a variety of executive positions with the company including serving as president and chief executive officer of the company's Detroit and Houston operating companies. In 2000, he was named senior vice president, operations for the northeast region. Mr. Spitler relocated to Sysco's corporate headquarters in 2002 when he was promoted to executive vice president, redistribution and foodservice operations. In January 2005, he was promoted to executive vice president and president of North American foodservice operations. He was promoted to president and chief operating officer of Sysco in February 2007 and added the title of vice chairman in March 2009.

Sysco Participants 7 Chuck Staes Senior Vice President, Foodservice Operations, Northeast and North Central Regions Mr. Staes joined Sysco in 1986 when his family's produce distribution business merged with Sysco Chicago. He became vice president of merchandising in 1992 and was promoted to executive vice president in 1996, followed by his promotion to president of that company in 1997. He was promoted to his current position in 2008. He spent two years in the management information consulting division of Arthur Andersen prior to joining Sysco.